                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                 ________________

                                                     FORM 8-K

                                                  Current Report

                                                Dated March 1, 2006
                                                        of

                                             AMERICAN SAFETY INSURANCE
                                                  HOLDINGS, LTD.
                              (Exact Name of Registrant as Specified in its Charter)

                                                      Bermuda
                                  (State or Other Jurisdiction of Incorporation)
                                             SEC File Number 001-04795

                                                 44 Church Street
                                                  P.O. Box HM2064
                                              Hamilton HM HX, Bermuda
                                                  (441) 295-5688

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
Securities Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
Securities Act (17 CFR 240.13e-2(c))

Item 2.02. Results of Operations and Financial Condition.
        The Registrant issued a press release reporting its financial results for the quarter and year ending
December 31, 2005.
.. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
      (c) Exhibits
99.1 Press Release of American Safety Insurance Holdings, Ltd. issued March 1, 2006
The information set forth under Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this
Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     AMERICAN SAFETY INSURANCE HOLDINGS, LTD.
                                                     Registrant

Date:  March 1, 2006                                          By:  /S/ Stephen R. Crim
                                                              Stephen R. Crim
                                                              President and Chief Executive Officer